UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 20, 2026

IVANHOE ELECTRIC INC.
(Exact name of registrant as specified in its charter)

Delaware	001-41436	32-0633823
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

450 E Rio Salado Parkway, Suite 130 Tempe, Arizona	85281
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (480) 656-5821

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	IE	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 20, 2026, Ivanhoe Electric Inc.’s majority-owned subsidiary Cordoba Minerals Corp. (“Cordoba Minerals”) entered into a consulting agreement (the “Consulting Agreement”) with Quentin Markin in connection with the performance of services by Mr. Markin as the interim Chief Executive Officer (“CEO”) for Cordoba Minerals.  The Consulting Agreement provides that in consideration for the performance of said services, Mr. Markin will receive a monthly fee of $7,500 and reimbursement for reasonable business expenses properly incurred in connection with services performed under the Consulting Agreement.  The Consulting Agreement will terminate automatically upon Cordoba Minerals appointing a new CEO, unless previously terminated by Cordoba Minerals for cause or by either party without cause after providing one month advanced written notice.

Cordoba Minerals announced the appointment of Mr. Markin as Cordoba Minerals’ interim CEO on March 6, 2026.  Mr. Markin continues to serve as Executive Vice-President of Business Development and Strategy Execution for Ivanhoe Electric Inc., and as a director of Cordoba Minerals.

The foregoing summary of the Consulting Agreement does not purport to be a complete description of the Consulting Agreement and is qualified in its entirety by reference to the full text of the Consulting Agreement, a copy of which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Consulting Agreement dated May 20, 2026 between Cordoba Minerals Corp. and Quentin Markin
104	Cover Page Interactive Data File (embedded with the inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IVANHOE ELECTRIC INC.

Date: May 20, 2026	By:	/s/ Taylor Melvin
Taylor Melvin
President and Chief Executive Officer

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